Newday Ocean Health ETF Trading Symbol: AHOY Listed on NYSE Arca, Inc. Summary Prospectus September 19, 2023 www.newdayimpact.com/etfs

Before you invest, you may want to review the Newday Ocean Health ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 19, 2023 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.newdayimpact.com/etfs. You can also get this information at no cost by calling at 833-486-7347 or by sending an e-mail request to info@newdayimpactetfs.com.

Newday Ocean Health ETF – Fund Summary

Investment Objective

The Newday Ocean Health ETF (the “Fund” or the “Ocean Health ETF”) seeks to capture long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The Fund’s investment adviser, Toroso Investments, LLC (“Toroso” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses (“AFFE”), accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal period June 6, 2022 (commencement of operations) to May 31, 2023, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in equity securities of Ocean Health Companies (defined below). Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Ocean Health Companies. The Fund categorizes an “Ocean Health Company” as a company that is concerned with and attentive to discharge of excess nutrients into bodies of water, end of lifecycle product waste, commitments to environmental protectionism, and/or CO2 emissions.

Ocean Health Criteria

In order to identify investment candidates for the Fund, the Fund’s sub-adviser, Newday Funds, Inc., doing business as Newday Impact (“Newday” or the “Sub-Adviser”), analyzes the Fund’s investable universe utilizing a proprietary, mathematically-driven screening methodology. The Sub-Adviser begins its analysis by screening an initial universe of: (i) U.S.-listed companies whose securities comprise approximately ninety-five percent of the market capitalization of securities listed on U.S. stock exchanges; and (ii) companies whose securities are listed on foreign stock exchanges and that are domiciled in one of the 22 developed markets or 24 emerging markets listed below that, in aggregate, represent approximately 85% of the global equity opportunity set outside of the U.S. The Fund may invest in the securities of foreign companies either directly (via securities listed on foreign stock exchanges) or indirectly via American Depositary Receipts (“ADRs”), which are listed on U.S. exchanges. The Sub-Adviser considers specific key performance indicators (“KPI”) which are indicators of corporate alignment within the Ocean Health theme, such as a company’s water pollutant emissions, CO2 emissions, and hazardous waste production to assign each company a score (an “Ocean Health Impact Score”). Each KPI considered has a set of properties which determine how it is scored and weighted as described below.

The Sub-Adviser’s ocean health criteria are used to determine potential candidate companies for investment by the Fund. A company’s financial returns are not considered during this step. However, as noted below, once a universe of potential candidates is selected based on ocean health criteria, the Sub-Adviser selects securities for the Fund’s portfolio using a bottom-up approach that takes into consideration a company’s financial return potential by analyzing, among other factors, earnings expectations, earnings quality, and profitability.

Peer Group: Each KPI is assigned a peer group of either a specific “Sector” or the entire “Universe,” which determines which group of companies will be evaluated against each other with respect to a particular KPI. A “Sector” peer group is one of eleven market sectors: Energy, Materials, Industrials, Consumer Discretionary, Consumer Staples, Health Care, Financials, Information Technology, Real Estate, Communication Services and Utilities. The “Universe” peer group includes all eleven market sectors and addresses each company in the screened universe after applying the exclusion criteria discussed below. Sorting KPIs into appropriate peer groups ensures the Sub-Adviser’s analysis takes place within proper context. Along with Polarity and Data Type (each described below), this step in the Sub-Adviser’s methodology defines how each company’s KPI raw value is pre-processed for scoring.

Data type: The data type of a KPI is “boolean” or “float”. Boolean KPIs are typically survey responses regarding policies or internal structures, and will take the form of “true/false” or “yes/no”. Float KPIs are numeric values, such as emissions data, resource use, or financial values.

Polarity: The polarity of a KPI is “positive” or “negative.” A positive polarity KPI reflects a desirable trait, and will result in a higher subscore for a “true” value or a high numeric value. Conversely, a negative polarity KPI reflects a negative indication, such as a controversy or a pollutant quantity, and will result in a higher subscore for a “false” value or a low numeric value.

Category: Each KPI is sorted into thematic categories (“Categories”), representing distinct subtopics within a theme. The thematic categories in the Ocean Health model are “Emissions” (covering CO2 and other pollutant emissions), “Involvement” (covering company involvement in environmentally favorable activities, or indicating a company provides certain products and services with benefits to ocean health), “Waste” (covering a company’s material footprint as well as objectives, policies and procedures to reduce hazardous and total waste), and “Water Discharge” (covering a company’s footprint specific to water use). This piece of the model was added to increase the stability of the scoring output. One of the challenges typically present in ESG (Environmental, Social, and Governance) databases is that companies do not always supply data for every field, which can cause issues in a scoring model if not treated with care. To address that problem, in the Sub-Adviser’s model, each Category has a calculated target weight. To improve the results of the scoring model, if a company has missing KPI values, the weight assigned to the missing KPI values is redistributed proportionally between the other KPIs in a Category group.

Intensity: The Intensity of each KPI reflects its relevance to the impact thesis for the Fund’s portfolio. Within the Sub-Adviser’s database of ESG data, there are often several KPIs that are centrally relevant to the impact thesis, as well as many that are not quite as important, but still indicate alignment with a theme. Simply put, the Sub-Adviser gives more relevant KPIs more weight in the model.

The Sub-Adviser utilizes publicly available information sourced from a third-party data analysis platform when applying its ocean health criteria and determining a company’s Ocean Health Impact Score. The third-party data analysis platform assembles data from sources such as company websites, annual reports, and corporate social responsibility reports, which are produced by either the companies themselves or are contributed by third-party firms. The Sub-Adviser reviews the source materials as well as standardized reports prepared by the third-party data analysis platform.

Upon completion of this analysis each company will be assigned an Ocean Health Impact Score reflecting its relative alignment with the thematic topic considered by the Sub-Adviser’s models. The Sub-Adviser’s internal ESG scoring model produces a numerical Ocean Health Impact Score with a range of 0-100%, where higher scoring companies are determined to be more thematically aligned, and therefore favorable candidates for inclusion in the Fund’s portfolio. Generally, there will not be companies close to a 0% or 100% score. For example, in order to score 100%, a company would have to register a positive response to every surveyed KPI, as well as being the top ranked company in its peer group on every numerical data point, and in practice this is extremely unlikely to happen.

Excluded Companies

There are certain products and services the Sub-Adviser considers fundamentally incompatible with sustainable development. While the factors considered may not directly impact ocean health, the Sub-Adviser believes that companies with significant involvement in the listed business categories are generally not strong candidates for inclusion from an ESG perspective. The Sub-Adviser will exclude any companies with meaningful exposure (e.g., 5% revenue where such data is available) in any of the listed business categories. The Sub-Adviser will not make exclusions based on a lack of available data. Generally, the 5% revenue threshold is designed so that the Sub-Adviser’s model excludes the primary manufacturers or sellers of such products, rather than resellers with marginal exposure. For example, major online retailers would be screened out for sale of alcohol, firearms, etc. if the Sub-Adviser did not set a revenue threshold.

Additionally, the Sub-Adviser screens out companies involved in severe ESG controversies, the occurrence of which typically indicates a company has a significant lack of proper ESG policy implementation, which may be due to a significant structural deficit in operations or oversight, unethical leadership, or some other cause. Examples of ESG controversies that may cause the Sub-Adviser to exclude a company from the Fund’s investable universe include controversies concerning: environmental matters; wages & working conditions; bribery; corruption & fraud; anti-competitive behavior; insider dealings; and child labor. The Sub-Adviser will exclude any companies with meaningful exposure (as defined above) in any of the following business categories:

● Armaments - Companies that produce vehicles, planes, armaments or any combat materials used by the military.

● Cluster Bombs - Companies that produce cluster bombs.

● Anti-Personnel Landmines - Companies that produce anti-personnel landmines.

● Firearms - Companies that produce or retail firearms or small arms ammunition intended for civilian use.

● Gambling - Companies that generate revenues from gambling.

● Tobacco 5% Revenues - Companies that receive more than 5% of their total net revenues from tobacco production.

● Alcohol 5% Revenues - Companies that receive more than 5% of their total net revenues from alcohol production.

● Child Labor Controversies - Companies that have controversies regarding the use of child labor.

● Fossil Fuels - Companies that are included in the following Global Industry Classification Standards (GICS) sub-industries: Oil & Gas Drilling, Oil & Gas Equipment & Services, Integrated Oil & Gas, Oil & Gas Exploration & Production, Oil & Gas Refining & Marketing, Oil & Gas Storage & Transportation, and/or Coal & Consumable Fuels.

Portfolio Selection

Once a universe of Ocean Health Companies is established based on the Ocean Health Impact Scores, the Sub-Adviser selects securities for the Fund’s portfolio using a bottom-up approach that takes into consideration seven fundamental factors: earnings expectations, earnings quality, profitability, operating efficiency, valuation, governance and risk. The Sub-Adviser uses two key models to select companies for the Fund’s portfolio, a buy/sell model and a macro model. The buy/sell model identifies companies most at risk of underperforming the market and the macro model identifies companies expected to outperform or underperform in any given state of the economic/business cycle. Based on the output of these models, the Sub-Adviser then selects its highest conviction securities and determines weightings for inclusion in the Fund’s portfolio. The Sub-Adviser may invest in companies of any market capitalization, region, or sector allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund’s portfolio will include approximately 40-60 companies. The portfolio is actively managed by the Sub-Adviser and the weightings are adjusted regularly with a focus on each company’s Ocean Health Impact Score and investment fundamentals.

The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. However, the Fund has a policy that it will reduce its holding in a security if the position makes up more than 7.5% of the Fund’s portfolio.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Associated Risk of Investing Using Ocean Health Metrics and ESG Principles. The Fund’s investment strategy limits the types and number of investment opportunities available to the Fund, and, as a result, the Fund may underperform other funds that do not primarily seek to invest in companies based on Ocean Health metrics or that are screened based on ESG principals. In addition, Ocean Health and ESG investing may affect the Fund’s exposure to some companies or industries, and the Fund will forgo some investment opportunities because they are screened out based on the Fund’s investment strategy.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Sector Risk. At times the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Models and Data Risk. The composition of the Fund’s portfolio is dependent on proprietary screening methodology, third-party quantitative models, as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Models and Data been correct and complete.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

New Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell, or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Performance information for the Fund is available on the Fund’s website at www.newdayimpact.com/etfs.

Management

Investment Adviser

Toroso Investments, LLC serves as investment adviser to the Fund.

Investment Sub-Adviser

Newday Funds, Inc., doing business as Newday Impact, serves as investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Shireen Eddleblute, Director of ESG Research, Co-Portfolio Manager, and Chief Diversity Officer for Newday, has been a portfolio manager of the Fund since its inception in 2022.

Matt Zimmer, Director of Governance Research and Co-Portfolio Manager for Newday, has been a portfolio manager of the Fund since 2023.

Michael Venuto, Chief Investment Officer for Toroso, has been a portfolio manager of the Fund since its inception in 2022.

Charles A. Ragauss, CFA, Portfolio Manager for Toroso, has been a portfolio manager of the Fund since its inception in 2022.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.newdayimpact.com/etfs.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.